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                                                                     EXHIBIT 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form N-4 MONY America Variable Account A--Individual Flexible Payment Variable Annuity Contract of our report dated February 8, 2001 relating to the financial statements of MONY Life Insurance Company of America, which appears in such Registration Statement. We also consent to the reference to us under the headings "Independent Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
October 31, 2001

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